Exhibit 99.1

MEDIA RELEASE

AMTRUST ANNOUNCES INTENTION TO ADJOURN
SPECIAL MEETING OF STOCKHOLDERS TO JUNE 21, 2018

NEW YORK, June 4, 2018 -- AmTrust Financial Services, Inc. (Nasdaq: AFSI) (the "Company" or "AmTrust") today announced that it intends to adjourn to June 21, 2018, the Special Meeting to be held to approve the adoption of the merger agreement between the Company and Evergreen Parent, L.P., an entity formed by the Karfunkel-Zyskind Family and private equity funds managed by Stone Point Capital LLC. Based on a preliminary assessment of votes received by the Company’s proxy solicitor, it appears that the vote to adopt the merger agreement under Section 251 of the General Corporation Law of the State of Delaware has been satisfied, but that the vote of the majority of minority stockholders under the terms of the merger agreement has not been satisfied.

The Company has been advised that the Karfunkel-Zyskind Family has scheduled a meeting with Carl Icahn and that the Karfunkel-Zyskind Family intends to meet with other shareholders to determine if there is a basis upon which the proposed going-private transaction can be completed. The Karfunkel-Zyskind Family has informed the Company that they will attempt to find a basis to complete the proposed going-private transaction, but there can be no assurance that the parties will reach agreement.

AmTrust intends to reconvene the Special Meeting on June 21, 2018 at 10:00 a.m. (Eastern time), at 59 Maiden Lane, 43rd Floor, New York City. The record date for stockholders entitled to vote at the Special Meeting remains April 5, 2018 and no changes have been made to the proposals to be voted on by stockholders at the Special Meeting. Once the Special Meeting is reconvened, the final vote count will be certified by the independent Inspector of Elections, First Coast Results, Inc., whose report will be filed with the Securities and Exchange Commission on a Form 8-K as soon as practicable.

AmTrust stockholders who have questions or need assistance in voting their shares, please contact AmTrust's proxy solicitor:

MacKenzie Partners, Inc.
1407 Broadway, 27th Floor
New York, New York 10018
(212) 929-5500 (Call Collect)
Call Toll-Free (800) 322-2885
Email: AmTrust@mackenziepartners.com

About AmTrust Financial Services, Inc.
AmTrust Financial Services, Inc., a multinational insurance holding company headquartered in New York, offers specialty property and casualty insurance products, including workers' compensation, commercial automobile, general liability and extended service and warranty coverage through its primary insurance subsidiaries rated "A" (Excellent) by A.M. Best. AmTrust is included in the Fortune 500 list of largest companies. For more information about AmTrust visit www.amtrustfinancial.com.

Forward Looking Statements
This news release contains certain forward-looking statements that are intended to be covered by the safe harbors created by the Private Securities Litigation Reform Act of 1995. When we use words such as "anticipate," "intend," "plan," "believe," "estimate," "expect," or similar expressions, we do so to identify forward-looking statements. Examples of forward-looking statements include the plans and objectives of management for future operations, including those relating to future growth of our business activities and availability of funds, and estimates of the impact of material weaknesses in our internal control over financial reporting, and are based on current expectations that involve assumptions that are difficult or impossible to predict accurately and many of which are beyond our control. Actual results may differ materially from those expressed or implied in these statements as a result of significant risks and uncertainties, including, but not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, including as a result of any downgrade in the A.M. Best Financial Strength Rating of the Company’s insurance subsidiaries below “A”, which risk may be heightened due to the fact that such ratings are currently “under review with negative implications” and that the Company has previously disclosed material weaknesses in its internal controls over financial reporting, the inability to obtain the requisite stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, risks that the proposed transaction disrupts current plans and operations, the ability to recognize the benefits of the merger, the amount of the costs, fees, expenses and charges related to the merger, non-receipt of expected payments from insureds or reinsurers, changes in interest rates, changes in tax laws, the effect of the performance of financial markets on our investment portfolio, the amounts, timing and prices of any share repurchases made by us under our share repurchase program, development of claims and the effect on loss reserves, accuracy in projecting loss reserves, the cost and availability of reinsurance coverage, the effects of emerging claim and coverage issues, changes in the demand for our products, our degree of success in integrating acquired businesses, the effect of general economic conditions, state and federal legislation, regulations and regulatory investigations into industry practices, our ability to timely and effectively remediate the material weakness in our internal control over financial reporting and implement effective internal control over financial reporting and disclosure controls and procedures in the future, access to public markets to raise debt or equity capital, risks associated with conducting business outside the United States, the impact of Brexit, developments relating to existing agreements, disruptions to our business relationships with Maiden Holdings, Ltd. or National General Holdings Corp., breaches in data security or other disruptions with our technology, any inability to keep pace with technological advances, heightened competition, changes in pricing environments, changes in asset valuations and the results of legal proceedings. Additional information about these risks and uncertainties, as well as others that may cause actual results to differ materially from those projected, is contained in our filings with the SEC, including our Annual Report on Form 10-K and our quarterly reports on Form 10-Q. The projections and statements in this news release speak only as of the date of this news release and we undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Additional Information and Where to Find It
In connection with the proposed transaction, the Company has filed with the Securities and Exchange Commission (the “SEC”) a proxy statement on Schedule 14A and may file other documents with the SEC regarding the proposed transaction. This letter is not a substitute for the proxy statement or any other document that the Company may file with the SEC. INVESTORS IN AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the proxy statement and other documents filed with the SEC by the Company through the web site maintained by the SEC at www.sec.gov or by contacting the investor relations department of the Company or MacKenzie Partners, Inc., the Company’s proxy solicitor.

Participants in the Solicitation
The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the Company’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 as amended on Form 10-K/A filed with the SEC on April 23, 2018. A more complete description is available in the proxy statement on Schedule 14A filed with the SEC on May 4, 2018. You may obtain free copies of these documents as described in the preceding paragraph.

Contacts

AmTrust Financial Services
Chaya Cooperberg
Chief Communications Officer & SVP Corporate Affairs
chaya.cooperberg@amtrustgroup.com
(646) 458-3332

Hunter Hoffmann
Global Director of Public Relations
Hunter.Hoffmann@amtrustgroup.com
(646) 458-3362